UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                 Chapter 11
US Airways, Inc., et al.                                                                                   Case Number: 04-13819
Debtors                                                                                                             Jointly Administered
                                                                                                                         Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
SEPTEMBER 1, 2005 THROUGH SEPTEMBER 30, 2005

DEBTORS' ADDRESS:

US Airways, Inc., et al.
2345 Crystal Dr.
Arlington, VA 22227

DEBTORS' ATTORNEYS:

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: October 31, 2005                                                   DEBTOR-IN-POSSESSION

Name/Title: Janet Dhillon                              By:         /s/ Janet Dhillon
                     Vice President and Deputy General Counsel
Address:    111 West Rio Salado Parkway
                     Tempe, AZ 85281
Phone:        (480) 693-0800

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations
B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet
C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
B.     Description of Tax Trusts
C.     Insurance Policies
D.     Payments to Professionals
E.     Banking Accounts and Financial Institution Relationships
F.     Sales of Deminimis Assets
G.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X
2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 27,310 Represents Debtors' total full time equivalents as of September 30, 2005.
4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:
5.	Are all Business Licenses current? Yes X No_____ Not applicable ______
6.	Total Accounts Receivable: See Exhibit III-A
7.	Post-Petition Accounts Payable: See Exhibit III-A
8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B
10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:
11.	Insurance Policies: See Exhibits III-C and III-G
12.

Actions of Debtors: During the reporting period, did the debtors:

A.   Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No      X       If yes, explain:

B.   Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes      X         No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?
Yes ______  No      X        If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D
15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ -

EXHIBIT II-A

Consolidated Statement of Operations

The consolidated statement of operations for US Airways Group, Inc. for the quarter ended September 30, 2005 will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended September 30, 2005.

EXHIBIT II-B

Consolidated Balance Sheet

The US Airways Group, Inc. balance sheet as of September 30, 2005 will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended September 30, 2005.

EXHIBIT II-C

Condensed Consolidated Statement of Cash Flows

The US Airways Group, Inc. statement of cash flows for the quarter ended September 30, 2005 will be provided at the time the Company files its quarterly report on Form 10-Q for the quarter ended September 30, 2005.

EXHIBIT III-A

Consolidated Accounts Receivable Aging
Days Past Due	9/30/05
0-30 Days	$ 212,018,297
31-60 Days	11,264,471
61-90 Days	3,340,536
91+ Days	4,523,701
Other (1)	75,854,946
Total Accounts Receivable	307,001,951
Amount Considered Uncollectible	(7,799,755)
Accounts Receivable, Net (2)	$ 299,202,196

Notes:
(1)  Other accounts receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

(2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	9/30/05
Current	$ 24,959,846
1-7 Days	5,832,253
8-30 Days	3,516,026
31-60 Days	607,565
61-90 Days	845,861
91+ Days (1)	(4,085,746)
Total Accounts Payable (2)	$ 31,675,805

Notes:

(1)  A debit balance exists for the period 91+ days due to outstanding credits that have not been applied to specific invoices or collected.

(2)  The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of September 30, 2005, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance *              $ 598,862,000

* Excludes cash held by America West Holdings and subsidiaries as of September 30, 2005

EXHIBIT III-B

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. As of September 28, 2005, no additional funding will be made. Payments will continue to be made from the tax trusts until the balances reach $0.

With the exception of Trust Fund 1, which was funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5
This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Through September 27, 2005, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:
       Trust 1

*   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
*   Federal unemployment taxes; and
*   Federal jet fuel taxes

Trust 5

*   Federal air transportation excise taxes;
*   Federal security charges;
*   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
*   Federal Immigration and Naturalization Service (INS) fees;
*   Federal customs taxes; and
*   Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways was required to segregate all PFCs into a separate account. Effective for payments due on and after November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002. The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*   State and local income tax withholding;
*   Employment taxes and related charges;
*   State unemployment and supplemental unemployment;
*   Disability taxes; and
*   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to August 2003. Trust Fund 3 is still open, although inactive, since August 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the initial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*   Non-statutory payroll deductions, including employee payments/contributions

*   Federal-related and federal security tax-instituted trust fund taxes and charges (note that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

EXHIBIT III-C

Insurance Policies

There were no changes during the period September 1 - September 30, 2005 to the insurance policies and coverage previously disclosed in the Debtor's Monthly Operating Reports for the periods September 12, 2004 to August 31, 2005. Policies included in the Monthly Operating Reports for the periods September 12, 2004 through August 31, 2005 are still subject to the same terms.

EXHIBIT III-D

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)

1.	Alvarez & Marsal, LLC			$ -	$ 674,109	$ 4,161
2.	American Appraisal Associates, Inc.			83,111	111,668	368
3.	Arnold & Porter LLP			955,928	10,195,383	3,566,641
4.	Curtis, Mallet-Prevost, Colt & Mosle LLP			-	356,413	-
5.	Donlin, Recano & Company, Inc.			413,622	1,281,046	210,241
6.	FTI Consulting, Inc.			347,120	4,761,972	801,835
7.	Giuliani Partners LLC / Ernst & Young			207,361	2,334,618	468,219
8.	KPMG LLP			-	1,841,437	1,475,095
9.	Lazard Freres & Co. LLC			259,959	3,102,459	259,941
10.	LECG, Inc.			-	281,607	38,994
11.	McGuireWoods LLP			-	3,245,054	854,643
12.	McKenna Long & Aldridge LLP			43,206	513,983	183,946
13.	MergeGlobal, Inc.			83,876	732,649	69,335
14.	Moore & Van Allen PLLC			34,452	743,887	83,888
15.	O'Melveny & Myers LLP			144,551	1,981,743	271,511
16.	Otterbourg, Steindler, Houston and Rosen, P.C.			232,804	1,884,553	518,264
17	Seabury Aviation Advisors, Inc.			8,466,555	17,036,581	343,999
18.	Swidler Berlin Shereff Friedman LLP			10,170	152,474	7,441
19.	Thelen Reid & Priest LLP			-	628,015	11,317
20.	Vorys, Sater, Seymour and Pease LLP			-	378,323	94,281
21.	Watson Wyatt & Company			-	114,145	-

	Total			$ 11,286,717	$ 52,351,939	$ 9,264,118

Notes:
(1) This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through August 31, 2005 based upon fee statements submitted to the Company and approved or paid through September 30, 2005. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

EXHIBIT III-E

Banking Accounts and Financial Institution Relationships

There have been no changes in financial institution deposit relationships during the current reporting period. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships.

EXHIBIT III-F

Sales of De Minimis Assets

The following information is being provided in accordance with the December 15, 2004 Order Authorizing and Approving Procedures for the Sale of De Minimis Assets Pursuant to Section 363 of the Bankruptcy Code.
Date	Asset Description	Sales Price
9/2/05	Surplus Inventory	$ 23,500
9/6/05	Surplus Inventory	24,537
9/12/05	B767-200 N650US (sale leaseback)	9.375,000
9/15/05	B733-300 N387US	5,122,058
9/20/05	Surplus Inventory	25,263
9/20/05	Surplus Inventory	185,000
9/21/05	Sale of 10 EMB to Republic*	239,520,692
9/22/05	Auction of Pittsburgh shop equipment	1,880,302
9/23/05	B737-400 N447US	3,815,931
9/29/05	Auction of Charlotte shop equipment	4,333,507
9/30/05	Surplus Inventory	40,852

Notes:

This listing represents individual sale transactions in excess of $20,000.

* Proceeds includes the assumption of $206,980,543 of aircraft related debt.

Exhibit III-G

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance
The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of September 30, 2005.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: October 31, 2005

By:	/s/ Janet Dhillon
Name:	Janet Dhillon
Title:	Vice President and Deputy General Counsel

Exhibit IV
Questionnaire		Yes	No
1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X
2.	Have any payments been made on pre-petition liabilities this reporting period?	X
3.	Have any post-petition loans been received by the debtors from any party?		X
4.	Have any pre-petition taxes been paid during the reporting period?		X
5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the Bankruptcy Court, the Debtors have made certain payments on pre-petition liabilities.